SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report:  January 26, 2000
                      (Date of earliest event reported)

                                PAYCHEX, INC.
           (Exact name of registrant as specified in its charter)

        DELAWARE               0-11330                   16-1124166
(State of incorporation)     (Commission               (IRS Employer
                             File Number)           Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK            14625-0397
(Address of principal executive offices)                 (Zip Code)

                                (716)385-6666
            (Registrant's telephone number, including area code)


ITEM 5.  OTHER EVENTS

The registrant announced that it has elected Joseph M. Tucci to the Board of Directors. The registrant's press release dated January 26, 2000 is attached.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PAYCHEX, INC.

Date:     January 27, 2000              /s/ B. Thomas Golisano
                                        -----------------------
                                        B. Thomas Golisano
                                        Chairman, President and
                                        Chief Executive Officer

Date:     January 27, 2000              /s/ John M. Morphy
                                        -----------------------
                                        John M. Morphy
                                        Vice President, Chief
                                        Financial Officer and
                                        Secretary


FOR IMMEDIATE RELEASE

	       John M. Morphy, Chief Financial Officer
	       Paychex, Inc.      716-385-6666
	          or
	       Jan Shuler
	       Paychex, Inc.      716-383-3406
	       http://www.BusinessWire.com  or  http://www.paychex.com

            PAYCHEX ELECTS A NEW BOARD MEMBER


     ROCHESTER, N.Y., January 26, 2000 -- the Board of Directors of Paychex, Inc. (NASDAQ-PAYX) elects a new board member.


     B. Thomas Golisano, Chairman, President and Chief Executive Officer, commented, "My colleagues and I are delighted that Joseph M. Tucci will be joining the Paychex board. His strong background in operations and technology driven companies will be very valuable to our team as Paychex enters the new millennium."

     Joseph Tucci was recently appointed as the President and Chief Operating Officer of EMC Corporation, a Fortune 500 company based in Hopkinton, Massachusetts. EMC is the world's technology and market leader in the rapidly growing market for intelligent enterprise storage systems, software, networks, and services. Mr. Tucci brings extensive operations experience and technology insight to the Paychex board.

     Prior to joining EMC, he directed the financial and operational rebirth of Wang Global during six years as Chairman and CEO. Tucci joined Wang in 1993 and was instrumental in transforming Wang from a midrange computer manufacturer into a worldwide leader in networked technology services and solutions.

     Paychex, Inc. is a national provider of payroll processing, human resource and benefits outsourcing solutions for small to medium-sized businesses. The company is a leading U.S. payroll processor with a comprehensive product offering including payroll tax returns, direct deposit and other payroll services. The human resource and benefits outsourcing services include a professional employer organization ("PEO"), 401(k) recordkeeping, section 125 cafeteria plans and employee handbooks.

     Paychex Inc. was founded in 1971. Headquartered in Rochester, New York, the company has over 100 locations and serves more than 338,000 clients nationwide.